                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 19, 2002

                               VORNADO REALTY L.P.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE               NO. 000-22685           NO. 13-392-5979
     ---------------           -------------         ------------------
     (State or Other            (Commission             (IRS Employer
     Jurisdiction of            File Number)         Identification No.)
     Incorporation)



                888 SEVENTH AVENUE
                NEW YORK, NEW YORK                          10019
     ---------------------------------------              ----------
     (Address of Principal Executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (212) 894-7000


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          (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

      On June 19, 2002, Vornado Realty L.P. (the "Operating Partnership") entered into an Underwriting Agreement with Salomon Smith Barney Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc. and each of the other Underwriters named in Schedule A to the Underwriting Agreement (collectively, the "Underwriters"), relating to the issuance and sale of $500,000,000 aggregate principal amount 5.625% Notes due 2007 (the "Notes") of the Operating Partnership. The Notes were issued under the Indenture, dated June 24, 2002 (the "Indenture"), between the Operating Partnership and The Bank of New York, as Trustee (the "Trustee"). The issuance and sale of the Notes to the Underwriters pursuant to such Underwriting Agreement closed on June 24, 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)  Exhibits.

      The following documents are filed as Exhibits to this report:

      1.1 Underwriting Agreement, dated June 19, 2002, between the Operating Partnership and the Underwriters.

      4.1 Indenture, dated June 24, 2002, between the Operating Partnership and the Trustee.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VORNADO REALTY L.P.
                                         (Registrant)

                                         By:  Vornado Realty Trust,
                                              as general partner

                                         By:  /s/Joseph Macnow
                                              ---------------------------------
                                          Name:  Joseph Macnow
                                          Title: Executive Vice
                                                 President - Finance and
                                                 Administration, Chief
                                                 Financial Officer

Date:  June 24, 2002




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
                                  EXHIBIT INDEX

1.1 Underwriting Agreement, dated June 19, 2002, between the Operating Partnership and the Underwriters.

4.1 Indenture, dated June 24, 2002, between the Operating Partnership and the Trustee.


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